Note 25	6 Months Ended
Jun. 30, 2021
Common Stock [Abstract]
Disclosure of Common Stock [Text Block]	Capital
As of June 30, 2021 and December 31, 2020, BBVA’s share capital amounted to €3,267,264,424.20 divided into 6,667,886,580 fully subscribed and paid-up registered shares, all of the same class and series, at €0.49 par value each, represented through book-entry accounts. All of the Bank´s shares carry the same voting and dividend rights, and no single stockholder enjoys special voting rights. Each and every share is part of the Bank’s capital.
BBVA is not aware of any direct or indirect interests through which control of the Bank may be exercised. BBVA has not received any information on stockholder agreements including the regulation of the exercise of voting rights at its annual general meetings or restricting or placing conditions on the free transferability of BBVA shares. BBVA is not aware of any agreement that could give rise to changes in the control of the Bank.